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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): SEPTEMBER 15, 1998


                               VERSANT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)

          0-28540                                     94-3079392
   Commission File Number)                 (IRS Employer Identification No.)

                6539 Dumbarton Circle, Fremont, CALIFORNIA 94555
               (Address of Principal Executive Offices) (Zip Code)

                                 (510) 789-1500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

On September 15, 1998, Versant Corporation, a California corporation ("Registrant" or "Versant"), acquired 100% of the outstanding equity (the "Acquisition") of Soft Mountain S.A. ("Soft Mountain"), a French company. Soft Mountain develops event-driven middleware solutions that combine object orientation and deterministic event processing in a distributed business system.

The Acquisition was effected pursuant to a Share Purchase Agreement, dated as of July 30, 1998 (the "Agreement"), by and between Versant and the shareholders of Soft Mountain. Versant believes that the Acquisition will enable it to broaden the scope of its object-oriented database solutions by leveraging Soft Mountain's technology, particularly for electronic commerce applications.

Pursuant to the terms of the Agreement, Versant acquired 100% of the outstanding equity of Soft Mountain from the shareholders of Soft Mountain in return for 810,000 French Francs in cash (approximately $135,000) and 245,586 shares of Versant Common Stock, no par value. The cash portion of the purchase price was funded by working capital. Versant acquired financial statement assets consisting of tax credits valued at $186,000, fixed assets valued at $108,000 and capitalized research and development expenses valued at $285,000, all of which will be expensed in the quarter ending September 30, 1998 as a non-recurring expense.

Pursuant to the Agreement, Versant is obligated to use reasonable efforts to file, before September 30, 1998, a registration statement on Form S-3 (or other appropriate form) with the Securities and Exchange Commission with respect to the resale of the shares of Versant Common Stock issued to the shareholders of Soft Mountain.

The issuance of the shares of Versant Common Stock to the shareholders of Soft Mountain was exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof.

This Form 8-K contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbors created by those sections. These forward-looking statements include statements related to the benefits of the Acquisition, and actual results could differ materially as a result of the technological, market, and competitive challenges associated with developing and marketing Soft Mountain's technology. The matters discussed in this Form 8-K also involve risks and uncertainties described from time to time in Versant's filings with the Securities and Exchange Commission ("SEC"). In particular, see the risk factors described in Versant's Form 10-QSB for the quarter ended June 30, 1998 and Form 10-KSB filed for the year ended December 31, 1997. Versant assumes no obligation to update the forward-looking information contained in this Form 8-K.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                VERSANT CORPORATION

Date: September 29, 1998        /s/ Gary Rhea
- -------------------------       -----------------
                                Gary Rhea
                                Vice President Finance and Administration.
                                Chief Financial Officer, Treasurer and Secretary
                                (Duly Authorized Officer and Principal
                                Financial Officer)


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